SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   PAUZE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the
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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                   PAUZE FUNDS
                          14340 TORREY CHASE BOULEVARD
                                    SUITE 170
                              HOUSTON, TEXAS 77014

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 26, 1998


Dear Shareholders:

     The Board of Trustees of Pauze Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of each class of shares of its four portfolios, the Pauze U.S. Government Total Return Bond Fund ("Total Return Fund"), Pauze U.S. Government Intermediate Term Bond Fund ("Intermediate Term Fund"), Pauze U.S. Government Short Term Bond Fund ("Short Term Fund") and Pauze Tombstone Fund ("Tombstone Fund") (each a "Fund" and collectively, the "Funds"), to be held at the Back Bay Hilton, 40 Dalton Street, Boston, Massachusetts 02115 on Monday, October 26, 1998 at 8:00 a.m., Eastern Standard Time, for the following purposes:

     I. Approval of new Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and

     II. Ratification of the selection of Tait, Weller & Baker as the independent accountants for the Trust for the fiscal year ending April 30, 1999;

     III. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record of the Funds at the close of business on September 28, 1998 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.


                                               By Order of the Board of Trustees

                                                                TERENCE P. SMITH
                                                                       Secretary

Conshohocken, Pennsylvania
October 9, 1998


                             YOUR VOTE IS IMPORTANT


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                   PAUZE FUNDS
                          14340 TORREY CHASE BOULEVARD
                                    SUITE 170
                              HOUSTON, TEXAS 77014
                                  ------------
                                 PROXY STATEMENT
                                  ------------
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 26, 1998
                                  ------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Pauze Funds (the "Trust"), on behalf of its four portfolios, Pauze U.S. Government Total Return Bond Fund ("Total Return Fund"), Pauze U.S. Government Intermediate Term Bond Fund ("Intermediate Term Fund"), Pauze U.S. Government Short Term Bond Fund ("Short Term Fund") and Pauze Tombstone Fund ("Tombstone Fund") (each a "Fund" and collectively, the "Funds"), for use at the Special Meeting of Shareholders of the Funds (the "Meeting") to be held at the Back Bay Hilton, 40 Dalton Street, Boston, Massachusetts 02115 on Monday, October 26, 1998 at 8:00 a.m., Eastern Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about October 9, 1998.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified in the proxy. If no specification is made, the shares represented by a duly executed proxy will be voted:

     I. For approval of the new Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "New Plans") relating to all classes of the Funds; and

     II. For the ratification of the selection of Tait, Weller & Baker as independent accountants for the Trust for the fiscal year ending April 30, 1999;

     III. At the discretion of the holders of the proxy on any other matter that may come before the meeting.

     Any shareholder may revoke a proxy at any time before it is exercised by a subsequently dated proxy card that is duly executed and delivered, by written notice to the President of the Trust revoking the proxy or by attending and voting in person at the Meeting. The solicitation of proxies will occur primarily by mail but also may include telephone or oral communications by regular employees of Pauze Swanson Capital Management Co. or Declaration Service Company.

     A shareholder receiving this Proxy Statement may hold shares in one or more Funds. A proxy card with respect to each Fund of which a shareholder owns shares accompanies this Proxy Statement.

                          VOTING SECURITIES AND VOTING

     There were 9,672,480.721 shares of beneficial interest of the Trust issued and outstanding at the close of business on September 28, 1998, the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"), consisting of the following shares of each class of each Fund:

==================================================================================================
                              CLASS A             CLASS B            CLASS C         NO-LOAD CLASS
--------------------------------------------------------------------------------------------------
TOTAL RETURN FUND            0                  141,160.882         4,421.150        7,687,960.253
--------------------------------------------------------------------------------------------------
INTERMEDIATE TERM FUND       0                  104,819.119         0                863,244.174
--------------------------------------------------------------------------------------------------
SHORT TERM FUND              0                  10,389.600          15,952.026       625,790.445
--------------------------------------------------------------------------------------------------
TOMBSTONE FUND               110,288.232        108,454.840         0                0
==================================================================================================

     Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each holder of Shares is entitled to one (1) vote per share held, and fractional votes for fractional shares held, of record on the Record Date on any matter submitted to a vote at the Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of the shares entitled to vote is necessary to constitute a quorum at the Meeting. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     With respect to Proposal I, shareholders of each class of each Fund shall vote separately for the approval of their respective New Plan. For each class, approval requires the affirmative vote of a "majority" (as defined in the Investment Company Act of 1940, as amended, the "1940 Act") of the outstanding shares of the class entitled to vote at the Meeting. As defined in the 1940 Act, a majority of the outstanding shares means with respect to each class of each Fund the vote of (1) 67% or more of the voting shares present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares, whichever is less. The affirmative vote of a simple majority of the voted shares of each class of each Fund is required to approve Proposal II, ratification of the selection of Tait, Weller & Baker. Unless otherwise instructed, the proxies will vote FOR the approval of New Plans and Tait, Weller & Baker. A list of the beneficial owners of more than 5% of the outstanding shares of each class may be found in the section entitled "Security Ownership of Certain Beneficial Owners" of this proxy statement.

     "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but are not affirmative votes for any proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. With respect to Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. However, with respect to Proposal II, they will have no effect on its approval or disapproval because approval requires a majority of voted shares.

     THE TRUST WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT, WHICH INCLUDES FINANCIAL AND OTHER INFORMATION ABOUT THE FUNDS. SUCH REQUEST SHOULD BE DIRECTED TO MR. TERENCE P. SMITH, TREASURER, PAUZE FUNDS, P.O. BOX 844, CONSHOHOCKEN, PENNSYLVANIA 19428-0844, TELEPHONE NUMBER (800) 327-7170.

                                    PROPOSALS

                        I. APPROVAL OF DISTRIBUTION PLANS

     On September 11, 1998, the Trust's Board of Trustees, by unanimous vote of both the full Board and those trustees who have no financial interest in the operation of the 12b-1 Plans or any agreement related thereto ("Qualified Trustees"), approved new Distribution Plans with respect to each of the Funds (each a "New Plan," and collectively the "New Plans"). The primary reason for adopting the New Plans is to clarify that Fund assets may be used to compensate a broad range of entities (including entities that are not broker-dealers) who provide distribution related services to the Funds, such as holding shares for individual investors in omnibus accounts and trusts. The New Plans also provide a more comprehensive list of activities related to the distribution of Fund shares. In addition, the New Plans for the Total Return Fund, Intermediate Term Fund and Short Term Fund (collectively the "Bond Funds") establish a fixed distribution expense by changing from a plan under which service providers are reimbursed for distribution services and expenses ("reimbursement based" plan), to a plan under which the Trust's Advisor is compensated based on a fixed fee for all distribution related activities and expenses ("compensation based" plan). The Existing Plan for the Tombstone Fund is already compensation based. As explained below, the expenses to Shareholders are not expected to increase if the New Plans are adopted. Significant provisions of the New Plans are summarized below; however, this summary is qualified in its entirety by reference to the New Plans, a sample of which is attached as Appendix A to this proxy statement.

A. EXISTING DISTRIBUTION ARRANGEMENTS
   ----------------------------------


     On October 27, 1993, the full Board, the Qualified Trustees and the initial shareholder approved a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, for each of the Bond Funds and on February 27, 1998, the full Board, the Qualified Trustees and the initial shareholder approved a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Tombstone Fund (each an "Existing Plan," and collectively the "Existing Plans"). The Board of Trustees, including the Qualified Trustees, also approved a Distribution Agreement between the Trust (on behalf of each Fund) and Declaration Distributors, Inc. ("DDI") under which DDI would serve as distributor for each Funds' Shares and would be obligated to use its best efforts to distribute the Shares. Mr. Terence P. Smith, a Trustee of the Trust, is the President and Chief Executive Officer of DDI and benefits indirectly from payments received by DDI under the Plans.

     Each Existing Bond Fund Plan permits Fund assets to be utilized to reimburse DDI and others for expenditures made in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which include, but are not limited to, the costs of: printing and distribution of prospectuses and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto. Each Existing Plan permits the Fund to pay for or reimburse expenditures in connection with personal and administrative services provided to existing Fund shareholders, provided the total amount expended pursuant to the Plan does not exceed 0.25% of net assets on an annual basis.

     With respect to Class B shares, each Existing Bond Fund Plan includes an additional Rule 12b-1 fee of 0.75% annually, which is used to reimburse the Advisor, over time, for paying fees or commissions to DDI and participating broker-dealers. As President of Pauze Swanson Capital Management Co., the Fund's Advisor (the "Advisor"), Mr. Philip C. Pauze, a Trustee of the Trust, benefits indirectly from payments received by the Advisor under the Plans. With respect to Class C shares, each Existing Bond Fund Plan includes an additional fee whereby Fund assets attributable to Class C shares in specific shareholders accounts are utilized to pay an annual ongoing fee of 0.75% to broker-dealers for sales and promotional services related to distribution of the shares.

     The Existing Tombstone Fund Plan is substantially similar to the Existing Bond Fund Plans except that the Existing Tombstone Fund Plan is compensation based rather than reimbursement based and, because the Tombstone Fund is not currently selling Class C shares, the Plan does not address Class C shares.

     For the fiscal year ended April 30, 1998, the classes of each Fund paid under the Existing Plans the respective amounts indicated below:

==================================================================================================================
                        CLASS A                  CLASS B                  CLASS C                NO-LOAD CLASS
------------------------------------------------------------------------------------------------------------------
                   TOTAL       % OF         TOTAL       % OF         TOTAL       % OF          TOTAL        % OF
                  AMOUNT      AVERAGE      AMOUNT      AVERAGE      AMOUNT      AVERAGE       AMOUNT       AVERAGE
                                 NET                      NET                      NET                        NET
                               ASSETS                   ASSETS                   ASSETS                     ASSETS
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN          --          --        $3,824       1.00%          --           --      $183,328        0.25%
FUND
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE          --          --        $9,561       1.00%          --           --        $4,453        0.25%
TERM FUND
------------------------------------------------------------------------------------------------------------------
SHORT TERM            --          --        $1,227       1.00%      $2,962        1.00%        $2,779        0.25%
FUND
------------------------------------------------------------------------------------------------------------------
TOMBSTONE         $2,584       0.25%       $25,220       1.00%          --           --            --           --
FUND
==================================================================================================================

B. PROPOSED DISTRIBUTION ARRANGEMENTS
   ----------------------------------

     Each New Plan permits the corresponding Fund to engage, directly or indirectly, in any activity related to the distribution of its shares. These activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders;
(c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Shares or who render shareholder support services not otherwise provided by the Trust's transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan.

     Under the New Bond Fund Plans, the 12b-1 fees incurred would change from a reimbursement arrangement, whereby each Fund reimburses DDI and others up to 0.25% of the Funds' average daily net assets, to a compensation arrangement, whereby each Fund would pay the Advisor a flat fee in an amount equal to the annual rate of 0.25% of the Funds' average daily net assets for all distribution related services and expenses. Under the Existing Bond Fund Plans, each Fund is currently incurring expenses at an annual rate of 0.25% of the Fund's average daily net assets. THEREFORE, IF THE NEW PLANS ARE IMPLEMENTED, THE EXPENSES TO SHAREHOLDERS OF THE BOND FUNDS ARE NOT EXPECTED TO INCREASE. Because the Existing Tombstone Fund Plan is already compensation based, this feature of the Plan and resulting shareholder expenses will not change. As President of the Advisor, Mr. Philip C. Pauze, a Trustee of the Trust, will benefit indirectly from payments received by the Advisor under the New Plans. However, as the expenses borne by the Advisor currently exceed 25 basis points, Mr. Pauze will not gain any additional benefit as a result of the adoption of the New Plans.

     The New Plans do not obligate a Fund to reimburse the Advisor for the expenses that the Advisor may incur in connection with the sales and promotion of the Funds. Thus, under the New Plans, even if the Advisor's expenses for distributing the shares exceed the fee payable by a Fund, the Fund would not be obligated to pay more than that fee. Conversely, although it is not expected to be the case in the foreseeable future, if the Advisor's expenses are less than the fee it receives, the Advisor would retain the full amount of the fee and thereby realize a profit. The 12b-1 fee would be paid by each Fund to the Advisor unless and until the New Plan is terminated or not renewed. In any event, any distribution or service expenses incurred by the Advisor in excess of the 12b-1 fee payments it has received or accrued through the termination date would be the sole responsibility and liability of the Advisor and would not be obligations of any Fund. In all material respects, all other provisions of the New Bond Fund Plans are the same as the provisions of the Existing Bond Fund Plans. In particular, the New Bond Fund Plans provide for the same additional fees for Class B and Class C shares as did the Existing Bond Fund Plans. The New Tombstone Plan is substantially similar to the New Bond Fund Plans.

     ADDITIONAL INFORMATION REGARDING THE NEW PLANS. Among other things, the New Plans as well as the Old Plans also provide that (1) at least quarterly, the Treasurer of the Trust will submit to the Trust's Board of Trustees, and the trustees will review, reports regarding all amounts expended under the Plans and the purposes for which such expenditures were made, (2) each Plan and any related agreement will continue in effect only so long as it is approved at least annually by the Trust's Board of Trustees, as well as by the Qualified Trustees, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the applicable class of shares, and (4) while the Plans remain in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not interested persons of the Trust.

     FACTORS CONSIDERED BY THE BOARD OF TRUSTEES. Prior to approving the New Plans, the Trust's Board of Trustees was provided with detailed information relating thereto. Among other things, the trustees considered information relating to the merits of certain possible alternatives to the New Plans, the potential costs and benefits of the New Plans to shareholders and the likelihood that the New Plans would succeed in producing their intended results.

     In approving the New Plans, the trustees considered the methods of distribution of Fund shares, which have evolved over time and currently include provision of a variety of distribution related services by various entities including non broker-dealers. The trustees discussed the need for flexibility in the Funds' Distribution Plans in order to adapt to changing distribution methods and to permit distribution of Fund shares through various means. The trustees also considered all the features of the proposed distribution system with respect to each Fund, including (1) the Advisor's belief that the New Plans will make the Funds more attractive to investors and provide more flexibility in its distribution efforts, resulting in greater growth of a Fund than might otherwise be the case, (2) the clarity anticipated to be provided by the New Plans in describing to whom and for what the 12b-1 fees may be used, (3) the simplification anticipated to be provided by the New Plans in the review of and accounting for distribution expenses, (4) the advantages to the shareholders of economies of scale resulting from growth in a Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by the Advisor and other entities distributing the Shares, and (6) the estimated expenses and costs in distributing the Shares.

     In evaluating the New Plans, the trustees considered all compensation that the Advisor would receive from the Funds, including the 12b-1 fees. The trustees reviewed the existing distribution expenses and noted that expenses were currently well in excess of the permitted reimbursement and that it was not anticipated in the foreseeable future for the New Plans to result in an increase in expenses to any class of any Fund. The trustees also considered the benefits that would accrue to the Advisor under the New Plans in that the Advisor would receive 12b-1 fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the New Plans were successful and a Fund attained and maintained significant additional assets.

     Following their consideration, the trustees, including the Qualified Trustees, concluded that the fees payable by each Fund under the New Plans were reasonable, in view of the services that would be provided by the Advisor and the anticipated benefits of the New Plans, and that the new Plans would provide the needed flexibility to the Advisor in its distribution efforts. The trustees, including a majority of the Qualified Trustees, determined that approval of the New Plans would be in the best interests of each respective Fund and would have a reasonable likelihood of benefiting each Fund and its shareholders, once approved. Accordingly, the Board of Trustees unanimously approved the New Plans.

RECOMMENDATION OF THE BOARD OF TRUSTEES. For the above mentioned reasons, the Board of Trustees recommends that the shareholders of each class of each Fund vote for the New Plans. The New Plans will be effective for those classes whose shareholders approve the Plan, even if shareholders of one or more classes fail to approve the Plan.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL I.

            II. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The 1940 Act, which is the primary federal law that regulates the Funds, requires every registered investment company to be audited at least once a year by independent accountants selected by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The 1940 Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

     Under this proposal, shareholders of the Trust are asked to ratify the Board's unanimous selection of Tait, Weller & Baker ("Tait, Weller") as the Trust's independent accountants for the fiscal year ending April 30, 1999. Tait, Weller has been the Trust's independent accountants since June 13, 1997. At that time, the Board of Directors unanimously selected Tait, Weller upon the recommendation of the Audit Committee following an extensive selection process during which the Audit Committee reviewed proposals from two "Big Six" accounting firms, a second tier firm and a local accounting firm. The Board selected Tait, Weller based on its industry experience and depth of expertise. At its meeting on June 25, 1998, the Board again elected Tait Weller upon the recommendation of the Audit Committee.

     Tait, Weller representatives are not expected to will be present at the meeting. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Tait, Weller as the Trust's independent auditors.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL II.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information, as of the Record Date, with respect to (i) each person known by the Trust to be the beneficial owner of more than 5% of each class of each Fund's outstanding Shares, (ii) each Trustee and officer of the Trust, and (iii) all Trustees and officers of the Trust as a group.

                                                               Amount Beneficially    % Owned     % Owned
Title of    Name & Address of                                  -------------------    -------     -------
Class       Beneficial Owner                                           Owned         of Class     of Fund
-----       ----------------                                           -----         --------     -------

                     Pauze U.S. Government Total Return Fund
                     ---------------------------------------
No Load     California Master Trust                                5,801,569.641       75.46%      74.15%
            3170 Hilltop Mall Road, Richmond, CA 94806

No Load     Pinnacle Management & Trust Co.                          489,001.506        6.36%       6.25%
            American Funeral Plan / TX
            5599 San Felipe, Suite 300, Houston, TX  77056

No Load     Donaldson Lufkin Jenrette Sec. Corp.                     454,672.527        5.91%       5.81%
            Pershing Div. Mutual Fund Balancing
            P.O. Box 2052, Jersey City, NJ  07303

No Load     Philip C. Pauze IRA                                        2,329.842            *           *
            34 Lyric Arbor Ct., The Woodlands, TX  77381

No Load     All Trustees and Officers                                  2,329.842            *           *

                                      - 6 -

Class B     Robert & Sandra Earthman                                   8,124.852        5.76%           *
            34 Invernes Parkway, Houston, TX  77055

Class B     Angelus Rosedale Endowment                                64,098.294       45.41%           *
            1831 W. Washington, Los Angeles CA  90007

Class B     Angelus Rosedale PreNeed                                  18,544.277       13.14%           *
            1831 W. Washington, Los Angeles CA  90007

Class B     Angelus Funeral Home PreNeed                              33,817.404       23.96%           *
            3875 S. Crenshaw Blvd., Los Angeles CA  90008

Class C     Theodore F. Mallory, III IRA                               2,223.376       50.06%           *
            P.O. Box 778, Fayetteville, GA  30214

Class C     Alice Mallory IRA                                          2,207.774       49.94%           *
            P.O. Box 778, Fayetteville, GA  30214

                Pauze U.S. Government Intermediate Term Bond Fund
                -------------------------------------------------

No Load     PA Funeral                                                45,356.145        5.25%       4.69%
            P.O. Box 7780, Philadelphia, PA 19182

No Load     California Master Trust                                  432,840.198       50.14%      44.71%
            3170 Hilltop Mall Road, Richmond, CA  94806-1921

No Load     Strafe & Company                                          85,554.025        9.91%       8.84%
            F/A/O Cooper Agency
            P.O. Box 160, Westerville, OH  43086

No Load     Coker Funeral Home                                        76,490.307        8.86%       7.90%
            P.O. Box 1533, Minneapolis, MN  55480

No Load     Parsons - Ellis Preneed                                   81,485.384        9.44%       9.04%
            P.O. Box 1533, Minneapolis, MN  55480

No Load     Philip C. Pauze IRA                                          758.021            *           *
            34 Lyric Arbor Ct., The Woodlands, TX  77381

No Load     All Trustees and Officers                                    758.021            *           *

Class B     Whitehurst Sullivan                                        5,958.836        5.68%           *
            One Freedom Valley Drive, Oaks, PA  19456

Class B     Whitehurst Loyd                                            6,272.464        5.98%           *
            One Freedom Valley Drive, Oaks, PA  19456

Class B     Hadley Funeral Chapel                                     11,488.662       10.96%       1.19%
            One Freedom Valley Drive, Oaks, PA  19456

Class B     Whitehurst Stephens & Bean                                11,499.510       10.97%       1.19%
            One Freedom Valley Drive, Oaks, PA  19456

Class B     Angelus Rosedale Endowment                                15,097.215       14.40%       1.56%
            1831 W. Washington, Los Angeles CA  90007

                                      - 7 -

Class B     Angelus Funeral Home PreNeed                              64,071.152       61.13%       6.62%
            3875 S. Crenshaw Blvd., Los Angeles CA  90008

                   Pauze U.S. Government Short Term Bond Fund
                   ------------------------------------------

No Load     California Master Trust                                  433,169.841       69.22%      66.42%
            3170 Hilltop Mall Road, Richmond, CA  94806

No Load     Pinnacle Management & Trust Co.                           77,178.988       12.33%      11.83%
            American Funeral Plan / TX
            5599 San Felipe, Suite 300, Houston, TX  77056

No Load     Philip C. Pauze IRA                                          732.290            *           *
            34 Lyric Arbor Ct., The Woodlands, TX  77381

No Load     All Trustees and Officers                                    732.290            *           *

Class B     Angelus Funeral Home PreNeed                              10,389.600         100%      15.93%
            3875 S. Crenshaw Blvd., Los Angeles, CA  90008

Class C     Hadley Funeral Chapel                                      2,534.840       15.89%           *
            One Freedom Valley Drive, Oaks, PA  19456

Class C     Whitehurst Stephens & Bean                                 3,261.628       20.45%           *
            One Freedom Valley Drive, Oaks, PA  19456

                              Pauze Tombstone Fund
                              --------------------

Class A     Wayne Collins                                             10,111.223        9.17%       4.62%
            32 Autumn Crescent, The Woodlands, TX 77381

Class A     Steven Schilling                                          19,227.623       17.43%       8.79%
            3718 Strawberry Creek Way, Ontario, CA 91761

Class B     Robert & Sandra Earthman                                  11,935.054       11.00%       5.46%
            34 Invernes Parkway, Houston, TX  77055

Class B     Hagner Family Partnership LTD                              7,960.199        7.34%       3.64%
            15710 Fleetwood Oaks Dr., Ste. 230, Houston, TX 77079

Class B     California Funeral Directors Assn.                         7,696.697        7.10%       3.52%
            7900 Callaghan Rd., San Antonio, TX  78229

Class B     Pauze, Swanson Capital Management**                        1,786.440        1.65%           *
            14340 Torrey Chase Blvd., Ste. 170, Houston, TX  77014

-----------------------------
*Less than 1% of outstanding shares.
**Controlled by Philip C. Pauze, President and Trustee.

                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

     Shareholders should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. However, the Trustees of the Trust serve on staggered terms such that the terms of three Trustees expire every three years. Therefore, a shareholder meeting shall be held at least every three years to elect Trustees. The next such meeting is expected to be held in 1999. For presentation at that meeting, any shareholder proposals must be received on or before June 4, 1999.

                              COST OF SOLICITATION

     The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Trust. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust, DDI and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their judgment, and discretionary authority to do so is included in the proxy.

INVESTMENT ADVISOR                           DISTRIBUTOR                        ADMINISTRATOR
Pauze Swanson Capital Management Co.         Declaration Distributors, Inc.     Declaration Service Company
14340 Torrey Chase Blvd., Suite 170          P.O. Box 844                       P.O. Box 844
Houston, TX  77014                           Conshohocken, PA  19428            Conshohocken, PA  19428


                                               BY ORDER OF THE BOARD OF TRUSTEES


                                                                TERENCE P. SMITH
Dated October 9, 1998                                                  Secretary

                                   APPENDIX A

                           PLAN PURSUANT TO RULE 12b-1
                                  OF THE PAUZE
                     _________________________________ FUND

                        Adopted by Trustees _______, 1998

                                    RECITALS

     1. PAUZE FUNDS, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act").

     2. The Trust operates as a "series company" within the meaning of Rule 18f-2 under the Act and is authorized to issue Shares of beneficial interest in various series or sub-trusts (collectively the "Funds"). The Shares of the ____________________________ Fund (the "Shares") have been divided into four classes (no-load, Class A, Class B and Class C) offered pursuant to a plan adopted pursuant to Rule 18f-3 under the Act (each, a "Class").

     3. Funds of the Trust may utilize Fund assets to pay for sales or promotional services or activities that have been or will be provided in connection with distribution of Shares of the Funds if such payments are made pursuant to a Plan adopted and continued in accordance with Rule 12b-1 under the Act.

     4. Pauze _________________________________ Fund, a series of the Trust (the
"Fund"), by virtue of such arrangement may be deemed to act as a distributor of its Shares as provided in Rule 12b- 1 under the Act and desires to adopt a plan pursuant to such Rule (the "Plan").

     5. The Trustees as a whole, and the Trustees who are not interested persons of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan and any agreements relating to it (the "Qualified Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved the Plan by votes cast in person at a meeting called for the purpose of voting on this Plan and agreements related thereto.

                                 PLAN PROVISIONS

SECTION 1.  EXPENDITURES

     (a) Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Fund may, directly or indirectly, engage in any activities related to the distribution of its Shares, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares; (b) payments including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares or who render shareholder support services not otherwise provided by the Trust's transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

     (b) Annual Fee. The Fund will pay the Fund's Advisor ("the Advisor") an annual fee for the Advisor's services in connection with the sales and promotion of the Fund, including its expenses in connection therewith (collectively, "Distribution Expenses"). The annual fee paid to the Advisor under this Plan will be calculated daily and paid monthly by the Fund on the first day of each month at an annual rate of 0.25% of the average daily net assets of the classes of the Fund as to which this Plan is effective. Payments received by the Advisor pursuant to this Plan are in addition to fees paid by the Fund pursuant to the Advisory Agreement.

     (c) Distribution Expenses in Excess of or Less Than Amount of Fee. All Distribution Expenses in excess of its compensation hereunder shall be borne by the Advisor. The fees paid by the Fund shall not be refundable in the event that in any given year the fees are greater than the Advisor's Distribution Expenses for that year.

     (d) Additional Fee for Class B Shares. Class B Shares are sold without an initial sales charge. The entire purchase price is invested in the Fund and the Advisor pays the fee or commission of the Fund's principal underwriter (the "Distributor") and the participating broker-dealer. In addition to the fee paid by each Class pursuant to section 1(b), the Fund will pay the Advisor, as compensation for financing the Class B broker-dealer fees and commissions, a fee (accrued daily and paid monthly) at an annual rate of 0.75% of the Class B Shares' average daily net assets. The Advisor will also receive any contingent deferred sales charge ("CDSC") imposed in accordance with the Fund's then current Prospectus and Statement of Additional Information.

     (e) Additional Fee for Class C Shares. Class C Shares are sold subject to an annual ongoing fee of 0.75% in order to compensate broker-dealers for sales and promotional services related to distribution of said Shares. The Fund will pay each broker-dealer an ongoing trail commission, at an annual rate of 0.75%, based on the amount of Class C Shares sold by such broker-dealer and remaining outstanding for the specified payment period.

SECTION 2.  TERM AND TERMINATION

     (a) Initial Term. This Plan shall become effective with respect to a Class of the Fund when approved by a majority of the outstanding voting securities (as defined in the Act) of the respective Class and shall continue in effect for a period of one year thereafter unless terminated or otherwise continued or discontinued as provided in this Plan. The Plan shall be effective for those classes whose shareholders have approved the Plan, even if shareholders of one or more classes fail to approve the Plan.

     (b) Continuation of the Plan. The Plan and any related agreements shall continue in effect for periods of one year thereafter for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Trustees of the Trust and (b) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

     (c) Termination of the Plan. This Plan may be terminated at any time as to any Class by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of the applicable Class.

SECTION 3.  AMENDMENTS

     This Plan may not be amended to increase materially the amount of distribution expenditures provided for in Section 1 hereof as to any Class unless such amendment is approved by a vote of the majority of the outstanding voting securities of the applicable Class, and no material amendment to the Plan shall be made unless approved in the manner provided for annual renewal in
Section 2(b) hereof.

SECTION 4.  INDEPENDENT TRUSTEES

     While this Plan is in effect with respect to the Fund, the selection and nomination of Trustees who are not interested persons of the Trust (as defined in the Act) shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

SECTION 5.  QUARTERLY REPORTS

     The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts accrued and the amounts expended under this Plan for distribution, along with the purposes for which such expenditures were made.

SECTION 6.  RECORDKEEPING

     The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to Section 5 hereof, for a period of not less than six years from the date of this Plan, the agreements or such report, as the case may be, the first two years in an easily accessible place.

SECTION 7.  AGREEMENTS RELATED TO THIS PLAN

     Agreements with persons providing distribution services to be paid for or reimbursed under this Plan shall provide that:

     (a) the agreement will continue in effect for a period of one year and will continue thereafter only if specifically approved by vote of a majority of the Trustees of the Trust;

     (b) the agreement may be terminated at any time, without payment of any penalty, by vote of a majority of (i) the Qualified Trustees or (ii) the outstanding voting securities of the applicable Class, on not more than sixty (60) days' written notice to any other party to the agreement;

     (c) the agreement will terminate automatically in the event of an assignment;

     (d) in the event the agreement is terminated or otherwise discontinued, no further payments or reimbursements will be made by the Fund with regard to obligations incurred after the effective date of such action; and

     (e) payments and/or reimbursements may only be made for the specific sales or promotional services or activities identified in Section 1 of this Plan.

PROXY
                                   PAUZE FUNDS
                  PAUZE U.S. GOVERNMENT TOTAL RETURN BOND FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 26, 1998

     The undersigned shareholder of the Pauze U.S. Government Total Return Bond Fund (the "Fund"), a portfolio of Pauze Funds (the "Trust"), hereby nominates, constitutes and appoints Philip C. Pauze and Dr. Gordon Anderson, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Back Bay Hilton, 40 Dalton Street, Boston, Massachusetts 02115 on October 26, 1998 at 8:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     PROPOSAL I. APPROVAL OF THE DISTRIBUTION PLAN

     Approval or disapproval of the new Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

     |_| FOR                       |_| AGAINST                  |_| ABSTAIN


     PROPOSAL II. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

     Ratification of the appointment of Tait, Weller & Baker as independent accountants of the Trust for the fiscal year ending April 30, 1999.

     |_| FOR                       |_| AGAINST                  |_| ABSTAIN


     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I AND II. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


__________________    DATED:____________     ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             ___________________________________
                                             (Signature of Shareholder)

                                             ___________________________________
                                             (Please Print Your Name)

                                             ___________________________________
                                             (Signature of Shareholder)
                                             (Please  date  this  proxy and sign
                                             your  name  as it  appears  on  the
                                             label.  Executors,  administrators,
                                             trustees,  etc.  should  give their
                                             full   titles.   All  joint  owners
                                             should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY
                                   PAUZE FUNDS
                PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 26, 1998

     The undersigned shareholder of the Pauze U.S. Government Intermediate Term Bond Fund (the "Fund"), a portfolio of Pauze Funds (the "Trust"), hereby nominates, constitutes and appoints Philip C. Pauze and Dr. Gordon Anderson, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Back Bay Hilton, 40 Dalton Street, Boston, Massachusetts 02115 on October 26, 1998 at 8:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     PROPOSAL I. APPROVAL OF THE DISTRIBUTION PLAN

     Approval or disapproval of the new Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

     |_| FOR                       |_| AGAINST                  |_| ABSTAIN

     PROPOSAL II. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

     Ratification of the appointment of Tait, Weller & Baker as independent public accountants of the Trust for the fiscal year ending April 30, 1999.

     |_| FOR                       |_| AGAINST                  |_| ABSTAIN

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I AND II. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


__________________    DATED:____________     ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             ___________________________________
                                             (Signature of Shareholder)

                                             ___________________________________
                                             (Please Print Your Name)

                                             ___________________________________
                                             (Signature of Shareholder)
                                             (Please  date  this  proxy and sign
                                             your  name  as it  appears  on  the
                                             label.  Executors,  administrators,
                                             trustees,  etc.  should  give their
                                             full   titles.   All  joint  owners
                                             should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

     PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY
                                   PAUZE FUNDS
                   PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 26, 1998

     The undersigned shareholder of the Pauze U.S. Government Short Term Bond Fund (the "Fund"), a portfolio of Pauze Funds (the "Trust"), hereby nominates, constitutes and appoints Philip C. Pauze and Dr. Gordon Anderson, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Back Bay Hilton, 40 Dalton Street, Boston, Massachusetts 02115 on October 26, 1998 at 8:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     PROPOSAL I. APPROVAL OF THE DISTRIBUTION PLAN

     Approval or disapproval of the new Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

     |_| FOR                       |_| AGAINST                  |_| ABSTAIN

     PROPOSAL II. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

     Ratification of the appointment of Tait, Weller & Baker as independent public accountants of the Trust for the fiscal year ending April 30, 1999.

     |_| FOR                       |_| AGAINST                  |_| ABSTAIN

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I AND II. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


__________________    DATED:____________     ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             ___________________________________
                                             (Signature of Shareholder)

                                             ___________________________________
                                             (Please Print Your Name)

                                             ___________________________________
                                             (Signature of Shareholder)
                                             (Please  date  this  proxy and sign
                                             your  name  as it  appears  on  the
                                             label.  Executors,  administrators,
                                             trustees,  etc.  should  give their
                                             full   titles.   All  joint  owners
                                             should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY
                                   PAUZE FUNDS
                              PAUZE TOMBSTONE FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 26, 1998

     The undersigned shareholder of the Pauze Tombstone Fund (the "Fund"), a portfolio of Pauze Funds (the "Trust"), hereby nominates, constitutes and appoints Philip C. Pauze and Dr. Gordon Anderson, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Back Bay Hilton, 40 Dalton Street, Boston, Massachusetts 02115 on October 26, 1998 at 8:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     PROPOSAL I. APPROVAL OF THE DISTRIBUTION PLAN

     Approval or disapproval of the new Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

     |_| FOR                       |_| AGAINST                  |_| ABSTAIN

     PROPOSAL II. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

     Ratification of the appointment of Tait, Weller & Baker as independent public accountants of the Trust for the fiscal year ending April 30, 1999.

     |_| FOR                       |_| AGAINST                  |_| ABSTAIN

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I AND II. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


__________________    DATED:____________     ___________________________________
(Number of Shares)                           (Please Print Your Name)

                                             ___________________________________
                                             (Signature of Shareholder)

                                             ___________________________________
                                             (Please Print Your Name)

                                             ___________________________________
                                             (Signature of Shareholder)
                                             (Please  date  this  proxy and sign
                                             your  name  as it  appears  on  the
                                             label.  Executors,  administrators,
                                             trustees,  etc.  should  give their
                                             full   titles.   All  joint  owners
                                             should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.